                                  Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY PRESENT, that each person whose signature appears below constitutes and appoints James C. Wagner, Fred H. Eller, and Stacey Tate and each of them, and substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Report on Form 10-K and any and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                           ENTERBANK HOLDINGS, INC.

By: /s/ James C. Wagner______________      By: /s/ Fred H. Eller____________    By: /s/ Stacey Tate____________
James C. Wagner                            Fred H. Eller                        Stacey Tate
Chief Financial Officer                    Chief Executive Officer              Controller

     Pursuant to the requirements of the Securities Act of 1934, the Report on Form 10-K has been signed by the following persons on behalf of the registrant and in the capacities on the dates indicated.

Signatures                            Title                           Date
----------                            -----                           ----


______________________
Fred H. Eller               Chief Executive Officer
                            and Director                     February 22, 2001

______________________
Ronald E. Henges             Chairman of the Board
                             of Directors                    February 22, 2001

______________________
Kevin C. Eichner             Vice Chairman of the            February 22, 2001
                             Board of Directors

______________________
Paul R. Cahn                 Director                        February 22, 2001


______________________
Birch M. Mullins             Director                        February 22, 2001


______________________
/s/ Robert E. Saur           Director                        February 22, 2001


______________________
James A. Williams            Director                        February 22, 2001


______________________
Henry D. Warshaw             Director                        February 22, 2001


______________________
James L. Wilhite             Director                        February 22, 2001


______________________
/s/ Ted C. Wetterau          Director                        February 22, 2001


______________________
/s/ Randall D. Humphreys     Director                        February 22, 2001


______________________
Paul L. Vogel                Director                        February 22, 2001


______________________
William B. Moskoff           Director                        February 22, 2001


______________________
Richard S. Masinton          Director                        February 22, 2001


______________________
Michael J. DeCoursey         Director                        February 22, 2001


______________________
Robert D. Ames               Director                        February 22, 2001


______________________
Jack L. Sutherland           Director                        February 22, 2001


______________________
James C. Wagner              Chief Financial Officer,        February 22, 2001
                             Secretary, and Treasurer